UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2012

GENERAL COMMUNICATION, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	0-15279	92-0072737
(State or other Jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S Employer Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events

On November 9, 2012, Denali Media Holdings, a subsidiary of General Communication, Inc. (“GCI”), announced that it has agreed to the purchase of three Alaska broadcast stations: CBS affiliate KTVA-TV of Anchorage, Alaska and NBC affiliates KATH-TV in Juneau, Alaska and KSCT-TV of Sitka, Alaska.

Denali Media Holdings will purchase KTVA-TV from Alaska Broadcasting Company, Inc./Media News Group of Denver, Colorado. Affiliates KATH-TV and KSCT-TV will be purchased from North Star Broadcasting based in Juneau, Alaska.

The purchase agreements are subject to customary closing conditions, including approvals from the Federal Communications Commission, with final approval anticipated in the first quarter of 2013.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description
99.1                    Press release issued by General Communication, Inc. on November 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Date: November 13, 2012

	By	/s/ John M. Lowber
Name: John M. Lowber
Title: Senior Vice President,
Chief Financial Officer,
Secretary and Treasurer
(Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by General Communication, Inc. on November 9, 2012